SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

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   [X] Preliminary Proxy Statement
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[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

UNIFIED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!

DEAN SMALL CAP VALUE FUND
DEAN MID CAP VALUE FUND

Each a series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana  46208
(888) 899-8343

Dear Shareholder:

Dean Investment Associates, LLC (the “Adviser”) has served as investment adviser to the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Unified Series Trust (the “Trust”), since their inception.  Dean Investments is a wholly-owned subsidiary of C.H. Dean, Inc., which in turn is a wholly-owned subsidiary of The C.H. Dean Companies, Inc. (the “Parent Company”).  On June 23, 2011, Chauncey H. Dean, the founder of C.H. Dean, Inc. and its family of companies, including the Adviser and Parent Company, died.  As a result of Mr. Dean’s death, it is anticipated that the Parent Company will experience a change of beneficial ownership in the near future upon the settlement of Mr. Dean’s estate.  There will be no change to the management and key personnel of the Adviser or the Parent Company as a result of any such change in beneficial ownership.

The change in beneficial ownership of the Parent Company also will constitute a “change in control” of the Adviser, which will trigger an automatic termination of the investment advisory agreements between the Adviser and the Trust with respect to the Funds.  The termination of the investment advisory agreements will in turn trigger a termination of the sub-advisory agreement between the Adviser and Dean Capital Management, LLC (the “Sub-Adviser”) with respect to the Funds.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf on each Fund, and the Adviser, and a new sub-advisory agreement between the Adviser and the Sub-Adviser with respect to each Fund.  The new agreements will not result in any changes to the Funds’ investment strategies.  This package contains information about the proposals to approve the new investment advisory agreements and the new sub-advisory agreement.

The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Board of Trustees unanimously recommends that you vote FOR each proposal.

It is very important that we receive your vote before _______, 2011.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ John C. Swhear

John C. Swhear
Senior Vice President
Unified Series Trust

Important information to help you understand and vote on the proposals:

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement with Dean Investment Associates, LLC (the “Adviser”) to enable the Adviser to continue as the investment adviser for the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of Unified Series Trust (the “Trust”) and whether to approve a new sub-advisory agreement between the Adviser and Dean Capital Management, LLC (the “Sub-Adviser”) with respect to each Fund, to enable the Sub-Adviser to continue as the sub-adviser for the Funds.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board of Trustees”) held on August 15, 2011, the Board of Trustees approved, subject to shareholder approval, the continuance of the Adviser as the investment adviser to the Funds and the new investment advisory agreements.  The Board of Trustees also approved, subject to shareholder approval, the continuance of the Sub-Adviser as the sub-adviser to the Funds and the new sub-advisory agreement.

What am I being asked to vote on?

You are being asked to vote to approve a new investment advisory agreement between the Adviser and the Trust on behalf of your Fund, and a new sub-advisory agreement between the Adviser and the Sub-Adviser on behalf of your Fund.

The Adviser is a wholly-owned subsidiary of C.H. Dean, Inc., which in turn is the wholly-owned subsidiary of The C.H. Dean Companies, Inc. (the “Parent Company”).  The principal shareholder of the Parent Company is the Chauncey H. Dean Revocable Trust (the “Dean Trust”), which is currently managed by its co-trustees, Dennis D. Dean, Terence M. Dean, and Stephen M. Miller.  On June 23, 2011, Chauncey H. Dean, the founder of C.H. Dean, Inc. and its family of investment management companies, died.  Prior to his death, Mr. Dean was a co-trustee and beneficiary of the Dean Trust, and after his death Stephen M. Miller replaced Mr. Dean as a co-trustee of the Dean Trust.  As a result of Mr. Dean’s death, the beneficial ownership of the Parent Company, which indirectly controls the Adviser, will change upon the eventual settlement of Mr. Dean’s estate.  In this regard, it is expected that upon the settlement of Mr. Dean’s estate the common stock of the Parent Company currently held by the Dean Trust will be distributed such that Dennis D. Dean and Terence M. Dean, who are the sons of Chauncey H. Dean, will beneficially own approximately 52% and 42%, respectively, of the Parent Company’s common stock.

The death of Mr. Dean and the change in beneficial ownership of the Parent Company upon the settlement of Mr. Dean’s estate may be deemed to result in a “change in control” of the Adviser under the Investment Company Act of 1940, and thus an “assignment” and automatic termination of the investment advisory agreements.  While we believe it is uncertain these events have in fact resulted in the assignment of the agreements yet, to provide continuity in the management of the Funds and out of an abundance of caution, we are requesting shareholder approval of a new investment advisory agreement for each Fund now in order to continue the engagement of the Adviser as each Fund’s investment adviser.  Please note that the events discussed above will not change the current executive management of the Adviser, the Sub-Adviser, C.H. Dean, Inc., or the Parent Company, nor will these events change how the Funds are managed.  There are no material differences between the prior investment advisory agreements and the proposed new investment advisory agreements, other than a lower advisory fee for the Small Cap Value Fund, and each agreement’s effective date.

The termination of the investment advisory agreement for each Fund in turn triggers a termination of the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to each Fund.  Accordingly, each Fund also needs shareholder approval of a new sub-advisory agreement in order to continue its engagement of the Sub-Adviser as each Fund’s sub-adviser.  There are no material differences between the prior sub-advisory agreement and the proposed new sub-advisory agreement, other than a lower sub-advisory fee for the Small Cap Value Fund, and each agreement’s effective date.

On July 18, 2011, the Board approved an interim advisory agreement between the Trust and the Adviser on behalf of each Fund which, as permitted by Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”), allows the Adviser to continue providing advisory services to the Funds while the Funds seek shareholder approval of a permanent agreement. The Board also approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser on behalf of each Fund, which allows the Sub-Adviser to continue providing services to the Funds while the Funds seek shareholder approval of a permanent agreement.

How will my approval of these proposals affect the management and operation of the Funds?

The Funds’ investment strategies will not change as a result of the new investment advisory agreements with the Adviser or as a result of the new sub-advisory agreement with the Sub-Adviser.  The same portfolio managers will continue to manage the Funds’ portfolios.

How will my approval of these proposals affect the expenses of the Funds?

The proposed approval of the new investment advisory agreements with the Adviser and the new sub-advisory agreement between the Adviser and the Sub-Adviser will not result in an increase of the investment advisory fees paid by the Funds to the Adviser or in the Funds’ total expenses. The Adviser and the Sub-Adviser have each voluntarily agreed to reduce the fees it charges with regard to the Small Cap Value Fund, and the new investment advisory agreement and the new sub-advisory agreement reflect these lower fees.

What are the primary reasons for the selection of Dean Investment Associates, LLC as the investment adviser of the Funds?

The Board of Trustees weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Funds, including the history, reputation, qualifications and resources of the Adviser and the current sub-adviser and portfolio management team selected by the Adviser, who will continue to provide the day-to-day portfolio management of the Funds.  The Board of Trustees also considered that, as a result of the proposal, the Funds’ advisory fees would not increase, and that the advisory fee for the Small Cap Value Fund would actually decrease.  In addition, the Adviser has contractually agreed to waive its advisory fee and reimburse expenses of the Funds to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed the Funds’ current expense limitations.  Effective August 1, 2011, the Adviser contractually agreed to a new lower expense limitation with respect to the Small Cap Value Fund.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue through July 31, 2012.

Are there any material differences between the prior agreements and the proposed new agreements?

No. There are no material differences between the prior investment advisory agreements and the proposed new investment advisory agreements, or between the prior sub-advisory agreement and the proposed new sub-advisory agreement, other than their effective dates and the fee reduction for the Small Cap Value Fund discussed above.

Has the Board of Trustees approved the proposals?

Yes.  The Board of Trustees has unanimously approved the proposals set forth herein, and recommends that shareholders also vote to approve the proposals.

Who is Altman Group?

Altman Group is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached for each Fund.  If a quorum is not attained for a Fund, the meeting must adjourn to a future date with respect to such Fund.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The Adviser (not the Funds’ shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses.

Who is eligible to vote?

Shareholders of record of each Fund as of the close of business on ______, 2011 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of each proposal requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions, or by visiting the website indicated on your proxy card.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call ____________.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR each proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of a Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting for a Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposals, they have the effect of counting as a vote AGAINST the proposals.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such Fund.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

DEAN SMALL CAP VALUE FUND
DEAN MID CAP VALUE FUND

Each a series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(888) 899-8343

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Unified Series Trust (the “Trust”), will be held at the offices of the Funds’ administrator, Huntington Asset Services, Inc. (the “Administrator”), 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208, on ____, _____, 2011, at 9:00 a.m., Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Dean Investment Associates, LLC and the Trust on behalf of each Fund; and

2.	to approve a Sub-Advisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC on behalf of each Fund; and

3.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on _____, 2011 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees of the Trust,

John C. Swhear, Senior Vice President

______, 2011

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

DEAN SMALL CAP VALUE FUND
DEAN MID CAP VALUE FUND

Each a series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(888) 899-8343

TO BE HELD ON _______, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Unified Series Trust (the “Trust) and its series, the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund (each, a “Fund” and collectively, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on ____, ______, 2011 at 9:00 a.m., Eastern time, at the offices of the Funds’ administrator, Huntington Asset Services, Inc. (the “Administrator”), 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Shareholders of record of each Fund at the close of business on the record date, established as _____, 2011 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  Each share is entitled to one vote.  This proxy statement and form of proxy are expected to be mailed to shareholders on or about ______, 2011.  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1.	To Approve an Investment Advisory Agreement Between Dean Investment Associates, LLC and the Trust on behalf of each Fund

PROPOSAL 2.	To Approve a Sub-Advisory Agreement Between Dean Investment Associates, LLC and Dean Capital Management, LLC on behalf of each Fund

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on ______, 2011:

To obtain directions to attend the Special Meeting, please call (888) 899-8343.  For a free copy of the Funds’ latest annual and/or semi-annual reports, call (888) 899-8343, visit the Funds’ website at www.deanmutualfunds.com or write to the Funds, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208.

Background

Dean Investment Associates, LLC (the “Adviser”) has served as the investment adviser to the Funds since their inception.  The Adviser is a wholly-owned subsidiary of C.H. Dean, Inc., which in turn is the wholly-owned subsidiary of The C.H. Dean Companies, Inc. (the “Parent Company”).  The principal shareholder of the Parent Company is the Chauncey H. Dean Revocable Trust (the “Dean Trust”), which is currently managed by its co-trustees, Dennis D. Dean, Terence M. Dean, and Stephen M. Miller.  On June 23, 2011, Chauncey H. Dean, the founder of C.H. Dean, Inc. and its family of investment management companies, died.  Prior to his death, Mr. Dean was a co-trustee and beneficiary of the Dean Trust, and after his death Stephen M. Miller replaced Mr. Dean as a co-trustee of the Dean Trust.  As a result of Mr. Dean’s death, the beneficial ownership of the Parent Company, which indirectly controls the Adviser, will change upon the eventual settlement of Mr. Dean’s estate.  In this regard, it is expected that upon the settlement of Mr. Dean’s estate the common stock of the Parent Company currently held by the Dean Trust will be distributed such that Dennis D. Dean and Terence M. Dean, who are the sons of Chauncey H. Dean, will beneficially own approximately 52% and 42%, respectively, of the Parent Company’s common stock.  Dennis D. Dean is the Chairman and Chief Executive Officer of C.H. Dean, Inc., positions he has held since 2001.  Terence M. Dean is a member of the Board of Directors of C.H. Dean, Inc. and the Parent Company.

The death of Mr. Dean and the change in beneficial ownership of the Parent Company upon the settlement of Mr. Dean’s estate may be deemed to result in a “change in control” of the Adviser under the Investment Company Act of 1940 (the “1940 Act”), and thus an “assignment” and automatic termination of each Fund’s investment advisory agreement with the Trust.  While we believe it is uncertain these events have in fact resulted in the assignment of the agreements yet, to provide continuity in the management of the Funds and out of an abundance of caution, we are requesting shareholder approval of a new investment advisory agreement for each Fund now in order to continue the engagement of the Adviser as each Fund’s investment adviser.  Please note that the events discussed above will not change the current executive management of the Adviser, C.H. Dean, Inc., or the Parent Company, nor will these events change how the Funds are managed.  There are no material differences between the prior investment advisory agreements and the proposed new investment advisory agreements, other than their effective dates, and a fee reduction, which is discussed below under “Investment Advisory Agreements.”

The termination of the investment advisory agreement for each Fund in turn triggers a termination of each Fund’s sub-advisory agreement between the Adviser and Dean Capital Management, LLC (the “Sub-Adviser”).  Accordingly, each Fund also needs shareholder approval of a new sub-advisory agreement in order to continue its engagement of the Sub-Adviser as the Fund’s sub-adviser.  There are no material differences between the prior sub-advisory agreement and the proposed new sub-advisory agreement, other than their effective dates and a reduction in the sub-advisory fee with respect to the Small Cap Value Fund, as described below.

On July 18, 2011, the Board approved an interim advisory agreement between the Trust and the Adviser on behalf of each Fund which, as permitted by Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”), allows the Adviser to continue providing advisory services to the Funds while the Funds seek shareholder approval of a permanent agreement. The Board also approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser on behalf of each Fund, which allows the Sub-Adviser to continue providing services to the Funds while the Funds seek shareholder approval of a permanent agreement.

At an in-person meeting on August 15, 2011, the Board of Trustees also approved new investment advisory agreements (the “New Advisory Agreements”) between the Adviser and the Trust on behalf of each Fund, retaining the Adviser as investment adviser for the Funds.  The Board voted unanimously to recommend that each Fund’s shareholders approve the applicable New Advisory Agreement.  Accordingly, each Fund needs shareholder approval to continue using the Adviser as its investment adviser on a permanent basis.  The Board also approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of each Fund.  The Board voted unanimously to recommend that each Fund’s shareholders also approve the New Sub-Advisory Agreement.

Investment Advisory Agreements

The Adviser has managed each Fund's assets under investment advisory agreements (“the Prior Advisory Agreements”) with the Trust since the inception of the Funds.  The Prior Advisory Agreements are each dated November 13, 2006, and such agreements were approved by the shareholders of each Fund on March 30, 2007.  Under the terms of the Prior Advisory Agreements between the Adviser and the Trust, on behalf of each Fund, the Adviser is responsible for furnishing a continuous investment program for each Fund consistent with the Fund's investment objectives and policies as set forth in the Fund's prospectus and statement of additional information.  The Adviser is responsible for determining the securities to be purchased, held or sold by each Fund and is responsible for the negotiation and allocation of brokerage for the Fund's securities transactions.  The Prior Advisory Agreements allow the Adviser to delegate any or all of its duties and responsibilities under the Prior Advisory Agreements to one or more sub-advisers.  Any such delegation does not relieve the Adviser from any liability under the Prior Advisory Agreements.  As compensation for its management services, the Adviser is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Small Cap Value Fund (reduced to 0.90% effective August 1, 2011) and 1.00% of the average daily net assets of the Mid Cap Value Fund.  Each Fund is obligated to pay all of its operating expenses, including but not limited to, brokerage fees and commissions, taxes, interest, fees and expenses of disinterested trustees, fees and expenses of the Fund's custodian, transfer agent, shareholder services agent, administrator, legal counsel, auditor and distributor, and extraordinary or non-recurring expenses.  Except for a fee reduction applicable to the Small Cap Value Fund, as described below, each New Advisory Agreement is identical as to the obligations of the parties and indemnification.  Each New Advisory Agreement, like the corresponding Prior Advisory Agreement, has an initial duration of two (2) years from the date the New Advisory Agreement is approved by shareholders and will continue year to year thereafter, subject to annual approval by: (1) the Board; or (2) a vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), provided that in either event continuance is also approved by a majority of the Trustees, including those Trustees who are not interested persons of the Fund or of the Adviser, as that term is defined under the 1940 Act (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval.  Effective August 1, 2011, the fee paid to the Adviser under the New Advisory Agreement with respect to the Small Cap Value Fund is 0.90%, as compared to 1.00% under the Prior Advisory Agreement, due to the Adviser’s voluntary agreement to lower the Small Cap Value Fund’s advisory fee.  Other than with respect to the term of the agreements, and the fee change with respect to the Small Cap Value Fund, each New Advisory Agreement is identical to the corresponding Prior Advisory Agreement.  The form of each New Advisory Agreement is included in this Proxy Statement as Exhibit A.

Pursuant to the terms of an expense reimbursement letter agreement with respect to each Fund, the Adviser pays certain operating expenses of each Fund, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commission;  borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest, at a specified percentage of the Fund’s average daily net assets.  The expense cap for the Dean Small Cap Value Fund is 1.25% (effective August 1, 2011), and for the Dean Mid Cap Value Fund is 1.50%.  The expense limitation arrangement is currently in place through July 31, 2012.  Dean Investments will continue the expense limitation agreement for the same term in connection with the New Advisory Agreements.  Any fees waived or expenses reimbursed are subject to recoupment by the Adviser within three fiscal years following the fiscal year in which any waiver or reimbursement was made; provided that the applicable Fund is able to make the repayment without exceeding the above limitation.

About the Adviser

The Adviser is an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431.  The ownership of the Adviser is discussed above.  The names, titles, and principal occupations of the principal executive officers of the Adviser are set forth below.  The address for each individual is 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431.

Name	Position/Principal Occupation
Stephen M. Miller	President
Ronald A. Best	Vice President
Debra E. Rindler	Vice President/Chief Financial Officer/Secretary/Treasurer/Chief Compliance Officer

The fees received by the Adviser and the amounts waived and/or reimbursed by the Adviser during the fiscal year ended March 31, 2011 are shown below.

Fund	Advisory Fee	Fee Waiver and Expense Reimbursement	Advisory Fees After Waiver/Reimbursement
Dean Small Cap Value Fund	$216,369	$114,782	$101,587
Dean Mid Cap Value Fund	$105,137	$107,202	$0

Sub-Advisory Agreements

The Sub-Adviser has served as sub-adviser for each Fund since June 30, 2008.  Pursuant to a Sub-Advisory Agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of each Fund, the Adviser delegated to the Sub-Adviser certain of its responsibilities under the Prior Advisory Agreements.  Under the terms of the Prior Sub-Advisory Agreement, the Sub-Adviser has agreed to provide discretionary portfolio management services to each Fund in accordance with its investment objective, policies, and restrictions.  In this regard, the Sub-Adviser makes all investment decisions for each Fund, and selects and continually monitors the securities in the Fund’s investment portfolio.  The Sub-Adviser also meets with the Adviser to provide it with economic and investment analyses and reports, and such other information as may be reasonably requested by such parties.  The Adviser provides other services to the Funds.  The Adviser retains primary responsibility with respect to all matters relating to each Fund.  In addition, the Adviser is responsible for various aspects of managing the day-to-day operations of each Fund, other than making the investment decisions for the Fund.  For example, the Adviser places all trades for each Fund on behalf of the Sub-Adviser.  In addition, the Adviser (1) communicates and/or coordinates with the Funds’ other service providers, including the custodian and administrator, with respect to the Funds’ transactions (ii) maintains all required records for both itself and for the Sub-Adviser, (iii) votes all proxies relating to securities in a Fund’s portfolio, and (iv) provides other administrative services for the Funds.  As compensation for its services, the Sub-Adviser is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the average daily net assets (effective August 1, 2011) of the Small Cap Value Fund and 0.50% of the average daily net assets of the Mid Cap Value Fund.  Except for a fee reduction applicable to the Small Cap Value Fund, as described below, the New Sub-Advisory Agreement is identical as to the obligations of the parties and indemnification.  The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, has an initial duration of two (2) years from the date the New Sub-Advisory Agreement is approved by shareholders and will continue year to year thereafter, subject to annual approval by: (1) the Board; or (2) a vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), provided that in either event continuance is also approved by a majority of the Trustees, including those Trustees who are not interested persons of the Fund, the Adviser, or the Sub-Adviser, as that term is defined under the 1940 Act (the "Disinterested Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The fee paid to the Sub-Adviser under the New Sub-Advisory Agreement with respect to the Small Cap Value Fund is 0.80%, as compared to 0.90% under the Prior Advisory Agreement, due to the Sub-Adviser’s voluntary agreement to lower the Small Cap Value Fund’s sub-advisory fee.  Other than with respect to the term of the agreements, and the fee change with respect to the Small Cap Value Fund, the New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement.  The form of the New Sub-Advisory Agreement is included in this Proxy Statement as Exhibit B.

About the Sub-Adviser

The Sub-Adviser is a Kansas limited liability company located at 7450 W. 130th St., Suite 150, Overland Park, Kansas 66213.  The Sub-Adviser is an affiliate of the Adviser, formed in March 2008 to provide portfolio management services to clients of the Adviser.  Certain of the Sub-Adviser’s principals previously were employed by the Adviser, including Mr. Kevin E. Laub and Mr. Douglas A. Leach, both of whom are portfolio managers of the Funds.  The Sub-Adviser is a collaboration among C.H. Dean, Inc., the parent company of the Adviser, the portfolio managers of the Funds, and certain other persons.  Collectively, the portfolio managers own a controlling interest in the Sub-Adviser.   The Sub-Adviser’s operations are managed by an Operations Committee, whose members consist of Mr. Laub, Mr. Leach, Steven D. Roth, and Patrick J. Krumm, each an equity owner of the company.  The names, titles, and principal occupations of the owners of the Sub-Adviser are set forth below.

Name	Position/Principal Occupation
Levin E. Laub*	Member, Portfolio Manager
Steven D. Roth*	Member, Portfolio Manager
Douglas A. Leach*	Member, Portfolio Manager, Chief Compliance Officer
Patrick J. Krumm*	Member, Client Portfolio Manager
Stephen M. Miller**	Member
C.H. Dean, Inc.**	Member
Dean Wealth Management, LP**	Member
*The address for each of these individuals is 7450 W. 130th St., Suite 150, Overland
Park, Kansas 66213.
**The address for each of these individuals/entities is 3500 Pentagon Blvd., Suite 200,
Beavercreek, Ohio 45431.

For the fiscal year ended March 31, 2011, the Sub-Adviser received $183,670 from the Adviser with respect to the Small Cap Value Fund, and $56,383 with respect to the Mid Cap Value Fund.

Board Considerations

The Board of Trustees considered the approval of the New Advisory Agreements and the New Sub-Advisory Agreement, all subject to shareholder approval, at an in-person meeting held on August 15, 2011.

The Board noted that the materials specifically provided to the Board included the following information: (i) letters setting forth the Adviser’s and Sub-Adviser’s responses to a detailed series of questions from the Administrator regarding, among other things, the services provided to the Funds, reports on the use of soft dollar arrangements, profitability from managing the Funds and ideas for future growth of the Funds, (ii) certifications from the Trust’s Chief Compliance Officer  (the “CCO”) that the Adviser and Sub-Adviser have adopted compliance programs that are reasonably designed to prevent violation of federal securities laws by the Funds, (iii) the Adviser’s and the Sub-Adviser’s Forms ADV, (iv) a balance sheet and income statement for the Parent Company (consolidated) and the Sub-Adviser’s preliminary balance sheet and income statement for the period ended May 31, 2011;  (iv) reports provided by the Administrator regarding the Funds’ performance for the past three months, one-, three-, five-, and ten-year periods ending June 30, 2011 and comparisons of the same to the Funds’ benchmarks and peer group for the same periods, and (v) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to such Fund’s peer group as determined by the Administrator.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and Sub-Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Trustees in connection with its review of the Funds’ advisory and subadvisory arrangements.  As a result, the Trustees noted as follows:

(i)           The Nature, Extent and Quality of Services –The Trustees reviewed the responses from the Adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Trustees noted that the Adviser has entered into a subadvisory agreement with its affiliate, Dean Capital Management, LLC.  The Trustees noted that the Adviser provides the support of various administrative and professional staff, including equity traders and a chief compliance officer.  They also noted that the Sub-Adviser provides the Funds’ portfolio managers, who make all investment decisions for the Funds and who have experience managing the Funds.  The Trustees determined that the Adviser’s and Sub-Adviser’s resources appear adequate.  The Trustees noted that neither the Adviser nor the Sub-Adviser had proposed any changes to the level of services provided to the Funds.  They also noted that representatives of the Adviser had represented to the Board that the change in ownership at the holding company level would not change the management of the Adviser or how the Funds are managed.

The Trustees noted that, in addition to the Funds, the Adviser also manages certain separate and wrap accounts with investment objectives and strategies similar to the Funds.  As a result, the Trustees sought and received assurances from the Adviser that trades were being allocated fairly among the Funds and these accounts, given the potential for conflict of interest in managing accounts side-by-side.

The Trust noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year.  The Trustees further noted that the CCO had reviewed the Adviser’s and the Sub-Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws by the Funds.

(ii)           Fund Performance – The Trustees discussed each Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance.  The Trustees noted that the Administrator reported that for the one-, five- and ten- year periods ended June 30, 2011, the Mid Cap Value Fund had underperformed its benchmark and peer group averages.  They noted that the Fund recently had changed its investment strategy from large- to mid-cap in March 2011, and that the Adviser and Sub-Adviser deserved more time to develop the new mid-cap strategy.  They also noted that the Mid Cap Value Fund had a positive return of 22.4% for the year ended June 30, 2011.   The Trustees noted that the Administrator had reported that for the one-, five- and ten-year periods ended June 30, 2011, the Small Cap Value Fund had outperformed its peer group average.

The Board noted that both the Mid Cap Value Fund and the Small Cap Value Fund had underperformed the Adviser’s similarly-managed separate accounts, but also noted that the separate account composite performance is presented gross of fees.  The Adviser reported that it monitors any differences in performance. The Adviser stated that the Funds use a similar process to the separate accounts but that the cash is lower in the Funds due to restrictions on their investment strategies. The Adviser stated that the difference is partially attributable to the Funds having a portfolio composition slightly different from, and higher expenses than, the separate accounts.

(iii)           Fee Rates and Profitability –  The Trustees confirmed that the Adviser had agreed to lower the Small Cap Value Fund’s expense cap as of August 1, 2011 through July 31, 2012.  They noted that the Adviser would agree to cap certain operating expenses of the Small Cap Value Fund at 1.25% and of the Mid Cap Value Fund at 1.50% for that period.   The Trustees stated that it appeared that the Adviser had the financial means to support its obligations to the Funds.

The Trustees noted that the Adviser had voluntarily agreed to lower its management fee for the Small Cap Value Fund, effective August 1, 2011, to 0.90% which was consistent with fees charged by the Adviser to separately managed small cap accounts of less than $10 million in its published fee schedule.  The Trustees noted that, although the Mid Cap Value Fund paid an advisory fee of 1.00%, which fee was higher than its peer group average and those fees charged to the Adviser’s mid cap separate accounts, the Adviser had agreed to cap the Mid Cap Value Fund’s expenses and, as a result, the Fund’s net expense ratio was consistent with the median expense ratio of its peer group.  The Trustees noted that the Sub-Adviser’s fees for the Funds were paid out of the Adviser’s fees, not by the Fund.  The Adviser reported that the Funds’ advisory fees typically were higher than those of separate and wrap accounts due to the higher regulatory, distribution, and servicing costs imposed on the Funds. The Trustees noted that the Adviser had waived most of its advisory fees with respect to the Mid Cap Value Fund in order to maintain the Fund’s expense cap, and that it had waived approximately one-half of its advisory fees with respect to the Small Cap Value Fund in order to maintain the Fund’s expense cap.   As a result, the Trustees determined that the Adviser’s profits were not substantial.

The Trustees also reviewed a report from the Adviser regarding so-called “soft dollar arrangements.”  They noted that the Adviser does not cause the Funds to pay up for brokerage transactions executed by brokers who provide research services to the Adviser.  The Adviser reported that the Funds’ brokerage transactions are executed through a trading platform that allows for credits against Bloomberg services costs if certain thresholds are met.  The Adviser confirmed that the commission rate paid by the Funds was $0.02 per share.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Trustees noted that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Trustees determined that the Funds’ advisory fees and subadvisory fees were reasonable, based on the quality of services provided to the Funds, and unanimously voted to approve the Funds’ new Advisory and Sub-Advisory Agreements.  The Trustees also directed the officers of the Trust to prepare and file a proxy statement with the SEC submitting the agreements to the Funds’ shareholders for approval.

           The approvals by the Board are subject to approval by each Fund’s shareholders.  If the proposals are not approved by a Fund’s shareholders, the Board may consider other options available to it, including assessing whether the change in ownership constitutes an actual change of control under the 1940 Act, resubmitting the matter to shareholders for approval, seeking approval of a management agreement with another investment adviser or sub-adviser, or closing the Funds.

Vote Required

Approval of each proposal requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of each Fund vote FOR the approval of the applicable New Investment Advisory Agreement, and that shareholders of each Fund vote FOR the approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

Operation of the Funds

Each Fund was organized as a diversified series of Unified Series Trust on November 13, 2006.  Unified Series Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Funds’ principal executive offices are located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana  46208.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  Dean Investment Associates, LLC serves as each Fund's investment adviser, and Dean Capital Management, LLC serves as each Fund’s sub-adviser.  Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent, fund accountant, and administrator.  Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds.

Other Business

The Board of Trustees knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of Unified Series Trust, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Shareholder Information

Shareholders of the Funds at the close of business on _______, 2011 will be entitled to be present and vote at the Special Meeting.  As of that date, the Funds had the following number of shares outstanding:

Dean Small Cap Value Fund: _______
Dean Mid Cap Value Fund: ________

As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each Fund.  As of the Record Date, no person was known by the Funds to own beneficially or of record as much as 5% of the shares of a Fund except as follows:

Fund	Name and Address	% Ownership	Type of Ownership
Dean Small Cap Value Fund	[ ]	____%	Record
	[ ]	____%	Record
Dean Mid Cap Value Fund	[ ]	____%	Record
	[ ]	____%	Record

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about ________, 2011.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  In addition, Altman Group may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to John C. Swhear, Senior Vice President, Unified Series Trust, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If a Fund receives votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If the broker-dealer submits a proxy to a Fund but these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining a quorum, but will not count towards the number of votes in favor of the approval of any proposal, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Senior Vice President prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instructions are made on a properly executed proxy, it will be voted FOR both proposals.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the proposals, which means they will have the effect of votes against the proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal.

Shareholders of record of each Fund at the close of business on _______, 2011 will be entitled to vote at the Special Meeting.  Each share is entitled to one vote.  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of a Fund on that date.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses incurred in connection with preparing this Proxy Statement and its enclosures and all related legal and solicitations expenses will be paid by the Adviser.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call (888) 899-8343 or write to the Funds c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A

New Advisory Agreements

MANAGEMENT AGREEMENT

TO:    Dean Investment Associates, LLC
3500 Pentagon Blvd.
Beavercreek, Ohio 45431

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Dean Small Cap Value Fund (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.           ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.  Any such delegation shall not relieve you from any liability hereunder.

2.           ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund, including any sub-advisers retained pursuant to paragraph 1 above, who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund.  You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust,); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.           COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.90% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.           EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Huntington Asset Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5           LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.           DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date that the shareholders of the Fund approve the Agreement, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.           USE OF NAME

The Trust and you acknowledge that all rights to the name “Dean” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Dean” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Dean” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.           AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.           LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.           SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.           QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.           NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 2960 N. Meridian St., Indianapolis, IN 46208, and your address for this purpose shall be 3500 Pentagon Blvd., Beavercreek, OH 45431.

13.           COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.           BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.           CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the shareholder of the Fund on ________, 2011.

Yours very truly,

UNIFIED SERIES TRUST

By:
Brian L. Blomquist

ACCEPTANCE

The foregoing Agreement is hereby accepted.

DEAN INVESTMENT ASSOCIATES, LLC

By:
                                                                      Name:
Title:

 MANAGEMENT AGREEMENT

TO:    Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio 45431

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Dean Mid Cap Value Fund (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.           ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.  Any such delegation shall not relieve you from any liability hereunder.

2.           ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund, including any sub-advisers retained pursuant to paragraph 1 above, who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund.  You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust,); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.           COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.           EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Huntington Asset Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5           LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.           DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date that the shareholders of the Fund approve the Agreement, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.           USE OF NAME

The Trust and you acknowledge that all rights to the name “Dean” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Dean” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Dean” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.           AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.           LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.           SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.           QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.           NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 2960 N. Meridian St., Indianapolis, IN 46208, and your address for this purpose shall be 3500 Pentagon Blvd., Beavercreek, OH 45431.

13.           COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.           BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.           CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the shareholder of the Fund on ________, 2011.

Yours very truly,

UNIFIED SERIES TRUST

By:
Brian L. Blomquist

ACCEPTANCE

The foregoing Agreement is hereby accepted.

DEAN INVESTMENT ASSOCIATES, LLC

By:
                                                                      Name:
Title:

Exhibit B

New Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (“AGREEMENT”) is made and entered into as of the ___ day of ____, 2011, by and among Dean Capital Management, LLC, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 (the “Sub-Advisor”), and Dean Investment Associates, LLC, an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, OH 45431 (the “Advisor”).

WHEREAS, Unified Series Trust, an Ohio business trust with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each series of the Trust specified in Schedule A hereto (each, a “Fund” and collectively, the “Funds”) has separate assets and liabilities; and

WHEREAS, on behalf of the Funds, the Trust has retained the Advisor to provide investment management services to each Fund pursuant to Management Agreements approved by the Board of Trustees of the Trust (the “Board”), each of which was effective as of ________, 2011 (each “Management Agreement”); and

WHEREAS, each Management Agreement allows the Advisor to delegate certain of its responsibilities under such Management Agreement to others; and

WHEREAS, the Advisor seeks to delegate certain of its responsibilities under the Management Agreement to the Sub-Advisor pursuant to this Agreement.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISOR.

(a)
Acceptance.  The Advisor hereby appoints the Sub-Advisor, and the Sub-Advisor hereby accepts the appointment, to act as investment adviser to each Fund on the terms herein set forth and for the compensation herein provided.

(b)
Independent Contractor.  The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)	The Sub-Advisor’s Representations. The Sub-Advisor represents, warrants, and agrees that:

(i)
It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)         The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Sub-Advisor will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(iii)         The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics prior to the effective date of this Agreement.  On at least an annual basis, the Sub-Advisor will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Advisor that the Sub-Advisor and its access persons have complied with the Sub-Advisor’s code of ethics, and (ii) identifying any material violations of the code of ethics which have occurred with respect to each Fund.  Upon reasonable notice from and the reasonable request of the Advisor, the Sub-Advisor shall permit the Advisor, its employees and its agent to examine the reports required to be made to the Trust or the Advisor by the Sub-Advisor pursuant to Rule 17j-1 and all other records related to the Sub-Advisor’s code of ethics that are relevant to the Funds and this Agreement.

(iv)         The Sub-Advisor has adopted and implemented written compliance policies and procedures, as required by Rule 206(4)-7 under the Advisers Act as well as Rule 38a-1 under the 1940 Act to the extent applicable to the Sub-Advisor as investment adviser to an investment company, which policies and procedures are reasonably designed to prevent violations of federal securities laws by the Sub-Advisor, its employees, officers, and agents (the “Compliance Program”).  The Sub-Advisor has provided or, prior to the effective date of this Agreement, will provide copies and/or records of such Compliance Program to the Advisor and to the chief compliance officer of the Trust.  Upon reasonable notice from, and the reasonable request of, the Advisor or the Board (including, for these purposes, its agents), the Sub-Advisor shall provide the Advisor with additional access to the records relating to such Compliance Program as it relates to the Funds.  The Sub-Advisor will also provide, at the reasonable request of the Advisor and/or the Board, periodic certifications, in a form reasonably acceptable to the Advisor or the Board, attesting to such matters relating to the Compliance Program or particular components thereof as may be reasonably requested by the Advisor or the Board.  The Sub-Advisor represents, warrants and agrees that it will promptly notify the Advisor and the chief compliance officer of the Trust in the event of any material amendments to, or violations of, the Sub-Advisor's Compliance Program.

(d)	The Advisor’s Representations. The Advisor represents, warrants, and agrees that:

(i)
It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)         It has the authority pursuant to the Management Agreement to appoint the Sub-Advisor to perform the duties under the terms of this Agreement.

(iii)         It has received a copy of Part II of the Sub-Advisor’s Form ADV.

(iv)         The Advisor has provided the Sub-Advisor with the Funds’ most current combined prospectus and statement of additional information contained in the Trust’s registration statement filed with the Securities and Exchange Commission (collectively, the “Prospectus”) and the Trust’s Code of Ethics and instructions, policies and directions of the Trustees pertaining to the Funds, as currently in effect.  The Advisor shall promptly furnish to the Sub-Advisor copies of all material amendments or supplements to the foregoing documents.

(v)         The Advisor will provide timely information to the Sub-Advisor regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment by, such Fund.

(vi)         The Advisor will timely provide the Sub-Advisor with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.

(e)
Plenary authority of the Board of Trustees.  The Sub-Advisor and Advisor both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Trust’s Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES.

A.           Duties of the Sub-Advisor.

Within the framework of a Fund’s investment policies, investment objectives, and investment restrictions as set forth in the Funds’ combined Prospectus and Statement of Additional Information or as established by the Board from time to time (the “Investment Guidelines”), and subject to the supervision and review of the Advisor and the Board, the Sub-Advisor shall have the sole and exclusive responsibility for making all investment decisions for each Fund, including purchase, retention and disposition of securities, in accordance with the Investment Guidelines.  The Advisor shall be responsible for providing, and/or shall cause the Trust to provide to, the Sub-Advisor with (i) the Trust’s Declaration of Trust and all amendments thereto or restatements thereof; (ii) the Trust’s By-Laws and amendments thereto, (iii) resolutions of the Board approving Advisor’s appointment of, and delegation of certain investment advisory duties to, the Sub-Advisor pursuant to this Agreement, (iv) current copies of the stated investment objective policies and restrictions of each Fund and (v) current copies of any guidelines as the Trustees or Advisor may establish.  With respect to each Fund, the Sub-Advisor will, at its own expense:

(i)
advise the Advisor in connection with investment policy decisions to be made by the Sub-Advisor regarding the Fund and, upon request, furnish the Advisor with research, economic and statistical data in connection with such Fund’s investments and investment policies;

(ii)
submit such reports and information as the Advisor or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”), administrator or fund accounting agent, in its or their determination of the market value of securities held in the Fund;

(iii)
determine, as necessary, the fair value of securities held in the Fund’s portfolio, in each case in accordance with the Trust’s Fair Valuation Guidelines as adopted by the Board and amended from time to time;

(iv)
submit such information and/or supporting documentation as the Advisor may reasonably request in order to allow the Advisor to maintain appropriate records on the Sub-Advisor’s behalf as set forth below;

(v)	inform the Advisor and the Board of material changes in investment strategy or tactics or in key personnel as they relate to the management of the Fund;

(vi)
furnish to the Board such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 7 hereof;

(vii)
notify the Advisor and the Board of any material change in its ownership (including, but not limited to, any change in control of 5% or more of the voting equity interests of Sub-Advisor) within a reasonable time prior to such change; and

(viii)
with respect to its activities under this Agreement, provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and Rule 38a-1 of the 1940 Act.  Such assistance shall include, but not be limited to, (1) certifying periodically, upon the reasonable request of the Trust, that the Sub-Advisor is in compliance with the provisions of its Compliance Program, as well as all applicable “federal securities laws” as required by Rule 38a-1(e)(1) under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (2) facilitating and cooperating with required third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Advisor’s compliance controls; and (3) providing the Trust’s chief compliance officer with direct access to the Sub-Advisor’s compliance personnel; (4) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested; and (5) promptly providing special reports to the Trust’s chief compliance officer in the event of compliance problems or violations.

B.           Duties of the Advisor.  The Advisor will retain all other investment advisory duties not specifically assumed by the Sub-Advisor in writing.  Until written notice has been provided to the Trust that the Sub-Advisor intends to undertake the responsibilities set forth below, the Advisor shall be responsible, with respect to each Fund, for the following investment advisory duties:

(i)	placing orders for purchases and sales of portfolio investments for the Fund;

(ii)	giving instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;

(iii)
maintaining and preserving the records relating to each of the Advisor’s and the Sub-Advisor’s activities under this Agreement to the extent required by applicable law to be maintained and preserved by the Advisor and/or the Sub-Advisor; all records maintained by the Advisor with respect to a Fund pursuant to this paragraph (including, but not limited to, records maintained on behalf of the Sub-Advisor) shall remain the property of the Trust and the Advisor shall promptly surrender to the Trust’s copies of any such records upon the Trust’s request; similarly, the Advisor agrees that all records maintained by the Advisor on behalf of the Sub-Advisor pursuant to this subsection shall remain the property of the Sub-Advisor, and shall be surrendered promptly upon request;

(iv)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, providing the Custodian with copies of trade tickets for each transaction effected for the Fund, and provide copies to the Sub-Advisor upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(v)
as soon as practicable (with 5 business days as the guideline) following the end of each calendar month or calendar quarter, providing the administrator, fund accounting agent or other agent of the Trust with written statements showing all transactions effected for the Fund during the month or quarter (as applicable), a summary listing all investments held in the Fund as of the last day of the month or calendar quarter (as applicable), and such other information relating to the Fund as may be required to be provided by the Advisor under the Management Agreement; and

(vi)
voting all proxies with respect to investments of the Fund in accordance with the Advisor’s proxy voting policy.  Consistent with its duties under the Management Agreement, the Advisor shall (1) use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio; (2) provide the Board, as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act; (3)   provide any certifications requested by the Board attesting to the accuracy and completeness of such proxy voting records.  Upon reasonable request, the Advisor shall also provide the Sub-Advisor with all proxy voting records relating to the Fund, including but not limited to those required by Form N-PX.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Advisor specifically agrees that each Fund shall be responsible for the payment of:

(a)	brokerage commissions for transactions in its portfolio investments and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.

The Sub-Advisor specifically agrees that with respect to the operation of the Funds, the Sub-Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the performance of the Sub-Advisor’s duties under this Agreement, and (ii) the costs of any special Board meetings or shareholder meetings, including proxy solicitation and related expenses, convened to continue this Agreement due to a change in control of the Sub-Advisor.  In addition, if the Sub-Advisor initiates a request for a change in a Fund’s investment strategies, restrictions or limitations that requires stockholder approval, Sub-Advisor will responsible for the costs of any special Board meetings or shareholder meetings, including any expenses of a required proxy solicitation.   Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Advisor in the Management Agreement or any other agreement to which they are parties.

4.	SUB-ADVISORY FEES.

For all of the services rendered with respect to each Fund as herein provided, the Advisor shall pay to the Sub-Advisor a fee (for the payment of which the Fund shall have no obligation or liability) at the annual rate set forth in Schedule A attached hereto.  Such fee shall be accrued daily and payable quarterly, as soon as practicable after the last day of each calendar quarter.  In the case of termination of this Agreement with respect to a Fund during any calendar quarter, the fee accrued to, but excluding, the date of termination shall be paid promptly following such termination.

5.           PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of a Fund’s assets, the Sub-Advisor is authorized to select the brokers or dealers that will execute purchase and sale transactions for such Fund and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities.  The Sub-Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to such policies as the Board may adopt with respect to the Funds and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Advisor shall have the right to select as executing brokers-dealers those brokers-dealers who furnish research and similar services to a Fund or to the Sub-Advisor, notwithstanding that such broker-dealer(s) may charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price.  The Sub-Advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Advisor or the Board.

The Advisor authorizes and empowers the Sub-Advisor to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of each Fund and to execute for each such Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Advisor shall select as provided above. The Sub-Advisor may, using such of the securities and other property of a Fund as the Sub-Advisor deems necessary or desirable, direct the Custodian to deposit for such Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.  The Sub-Advisor shall cause all securities and other property purchased or sold with respect a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  The Sub-Advisor shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such settlements.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the account of a Fund, (ii) to deliver securities and other property against payment for the account of a Fund, and (iii) to transfer a Fund’s assets and funds to such brokerage accounts as the Sub-Advisor may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Advisor shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Advisor except as expressly provided herein.

6.           CONTACT WITH THE BOARD

The Sub-Advisor understands and agrees that: (a)  information and documentation related to the due diligence performed by Advisor with respect to the Sub-Advisor will be provided to and available to the Board; and (b) the Board has the right to contact the Sub-Advisor directly to gather information as needed.  When requested by the Board, the Sub-Advisor hereby agrees to appear before or make itself or its personnel (including, without limitation, the portfolio managers to the Funds) available to the Board.

7.           LIABILITY; STANDARD OF CARE.

The Sub-Advisor, its affiliates, agents, directors and employees, shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)
arising from a Fund’s or the Advisor’s directions to the Sub-Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Advisor, the Custodian or a Fund, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the negligence, misconduct, or bad faith of the Sub-Advisor, its affiliates, agents, directors and employees, or the Sub-Advisor’s breach of its duties and obligations under this Agreement.  The Sub-Advisor shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence.  In the absence of misconduct, bad faith, negligence or breach of its obligations or duties hereunder, the Sub-Advisor shall not be liable to the Trust, a Fund or its shareholders, or to the Advisor for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by such Fund.  Notwithstanding the foregoing, U.S. federal and certain state securities laws impose liabilities under certain circumstances on persons who have acted in good faith and, therefore, nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any of its shareholders, or the Advisor may have under any such U.S. federal or state securities laws.

The Sub-Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with each Fund’s Investment Guidelines, as well as any compliance policies and procedures established by the Board with respect to the Funds; in connection with the performance of this Agreement, shall act at all times in the best interests of each Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

The Sub-Advisor shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)         This Agreement shall go into effect with respect to a Fund as of the latter of (1) the date provided above, or (2) the date that it is approved by (A) the Board, including a majority of the Trustees of the Trust, who are not parties to this Agreement nor interested persons thereof (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (B) the vote of a majority of the outstanding voting securities of such Fund cast at a meeting called for the purpose of voting on this Agreement.  This Agreement shall remain in effect for two years from the date of effectiveness, unless sooner terminated as hereinafter provided.  Following the initial term, this Agreement shall continue in effect for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval, and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of a Fund.  For purposes of this Agreement, the terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b)         This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, by the Advisor, or by vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Advisor, and by the Sub-Advisor upon sixty (60) days’ written notice to the applicable Fund and the Advisor.  In the event of a termination, the Sub-Advisor shall cooperate in the orderly transfer of the applicable Fund’s affairs and, at the request of the Board or the Advisor, transfer any and all books and records of the Fund maintained by the Sub-Advisor on behalf of such Fund;

(c)         This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act; and

(d)         This Agreement will also terminate with respect to any Fund in the event that the Management Agreement for such Fund is terminated.

9.           SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Funds are not intended to be exclusive and the Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

10.           AGGREGATION OF ORDERS.

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities for any or both Funds with those for other accounts managed by the Sub-Advisor or its affiliates.  When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Sub-Advisor at the same time, the Sub-Advisor may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

11.           NO BORROWING.

The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

12.           AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

Any amendment to this Agreement shall be approved by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the members of the Board, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, by the affirmative vote of a majority of the outstanding shares of a Fund.

13.           NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Advisor hereby agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary each Fund’s information (a) all records and other information relative to a Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.  The Advisor acknowledges and understands that all books and records of the Sub-Advisor are subject to inspection and copying by the SEC staff.

14.           ANTI-MONEY LAUNDERING COMPLIANCE.

The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy, a current copy of which has been provided or made available to the Sub-Advisor.  The Sub-Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future.  The Sub-Advisor further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

15.           INDEPENDENT CONTRACTOR

The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so herein or in a separate writing, have no authority to act for or represent the Advisor, the Trust or the Funds in any way, or in any way be deemed an agent of the Advisor, the Trust or the Funds.

16.           NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR:	Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, OH 45431
Attn: Debra E. Rindler

SUB-ADVISOR:  Dean Capital Management, LLC
7450 West 130th St., Suite 150
Overland Park, KS 66213
Attn: Doug Leach

TRUST/FUNDS:                 Unified Series Trust
c/o Unified Fund Services, Inc.
2960 N. Meridian St., Suite 300
Indianapolis, IN  46208
Attn: Brian L. Blomquist, President

17.           THIRD PARTY BENEFICIARY.

The Trust and the Funds are intended third party beneficiaries to this Agreement and shall be entitled to rely on the representations and undertakings of Sub-Advisor contained herein.

18.           GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

19.           SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20.           MISCELLANEOUS.

The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is made less restrictive by a rule, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

DEAN INVESTMENT ASSOCIATES, LLC

By:
Name:
Title:

DEAN CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

FEES

Name of Fund                                                                                     Annual Fee Rate

Dean Mid Cap Value Fund                                                                                                0.50% of the Fund’s average dailynet assets

Dean Small Cap Value Fund	0.80% of the Fund’s average daily net assets

Huntington Asset Services, Inc., (“HASI”) the Funds’ administrator and fund accounting agent, shall make the determination of a Fund’s net asset value, which determination shall be made in the manner specified in the Funds’ current prospectus, and the Advisor shall pay to the Sub-Advisor (or shall direct HASI to pay to the Sub-Advisor on behalf of the Advisor), the fee specified above on the basis of such determination.

Dated: ________, 2011

PROXY CARD FOR Dean Mid Cap Value Fund a series of Unified Series Trust Proxy for A Special Meeting of Shareholders – _____, 2011

The undersigned hereby constitutes and appoints John C. Swhear, Stacey Havens, and Tara R. Pierson, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of the Dean Mid Cap Value Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at __________. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on ______, 2011

The proxy statement for this meeting is available at: www._____________

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free _______ and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Dean Mid Cap Value Fund

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

The Board of Trustees recommends that you vote “FOR” each of the following proposals:

	FOR	AGAINST	ABSTAIN
1. To approve an Investment Advisory Agreement between Dean Investment Associates, LLC and the Trust on behalf of the Fund.	□	□	□

2. To approve a Sub-Advisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC on behalf of the Fund.	□	□	□

THANK YOU FOR VOTING

PROXY CARD FOR Dean Small Cap Value Fund a series of Unified Series Trust Proxy for A Special Meeting of Shareholders – _____, 2011

The undersigned hereby constitutes and appoints John C. Swhear, Stacey Havens, and Tara R. Pierson, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of the Dean Small Cap Value Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at __________. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on ______, 2011

The proxy statement for this meeting is available at: www._____________

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free _______ and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Dean Small Cap Value Fund

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

The Board of Trustees recommends that you vote “FOR” each of the following proposals:

	FOR	AGAINST	ABSTAIN
1. To approve an Investment Advisory Agreement between Dean Investment Associates, LLC and the Trust on behalf of the Fund.	□	□	□

2. To approve a Sub-Advisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC on behalf of the Fund.	□	□	□

THANK YOU FOR VOTING